Amend parts of Agreement of E- Box Solar Set Supply to Congo

Some parts of the Original Agreement of E- Box Solar Set Supply to Congo have been amended. All parties in relation to this Agreement agree and indicate their agreement with their signatures on October. 13, 2012 that the amend parts of the Agreement has priority to the parts of Original Agreement signed on August 10, 2012

ARTICLE 1: Scope of the Agreement (Original)

This Agreement is to specify the terms and conditions for the supply of E-Box Solar Set provided by the SUPPLIER to be used to support PDI C&D/RDC SPRL's Construction Contract to build a minimum of 300,000 Social Houses in Democratic Republic of the Congo ("the Project"), which project is in progress by the PURCHASER

ARTICLE 1: Scope of the Agreement (Amend)

The purpose of this Agreement is to specify the terms and conditions for the supply of E-Box Solar Set (E-BOX ,the Solar module ,solar inverter, and structure)provided by the SUPPLIER to be used to support PDI C&D/RDC SPRL's Construction Contract to build a minimum of 300,000 Social Houses in Democratic Republic of the Congo ("the Project"), which project is in progress by the PURCHASER.

ARTICLE 2: Purchased item, Estimated quantity, Unit Price, and Type of the supply product (Original)

2-1 The PURCHASER's agreed quantity and the SUPPLIER's unit price which shall be a competitive within industry are as follows:

Product name	Quantity	Unit Price	Amount	Remarks
E- Box Solar Set	50,000	$12,825	$641,250,000	

2-2 The first supplied agreed quantity and the SUPPLIER's unit price are as follows:

Product name	Quantity	Unit Price	Amount	Remarks
E- Box Solar Set	5,000	$12,825	$64,125,000	

-The above unit price is based on the terms of price to be borne by the SUPPLIER up to the PURCHASER's designated port (CFR or CNF).

- Except the price on the above table, the Supplier should submit the estimate of the charges and expenses in a separate form later, for custom clearance, transportation up to the installation place, and other expenses incurred after the arrival of the product at the destination port

- Main Components:

Description	Parts	Specifications
E-BOX	Inverter	3kW, 220V 50Hz
	Battery	3.4kW
	Charger	800W 220V
Solar System	Solar Module	250W*4(1set)
	Solar Inverter	1kW
	Roof fixed Structure	Subject to change according to the house roof structure.

2-2 Type of the supply product

E-Box shall be supplied as the finished product, and the Solar System (the solar module, inverter, and structure) shall be installed at the local site, in principle. The type of the supply product on shipment shall be individual product.

The SUPPLIER shall provide the PURCHASER with the Quality Certificate of the main components

of E-Box Solar Set and the Installation Specifications

2-4 Other agreements for the product supply plan

2-4-2. The PURCHASER shall provide the SUPPLIER with information on the quantity for up to one year so that it can be reflected on the production plan and the supply-demand plan for the raw materials.

2-4-3. The PURCHASER shall be entitled to designate the inspection representative for the SUPPLIER's production line and the performance test checkups. If there are no discrepancies in the inspection items mentioned in provision 2-4-5 (Performance inspection items) below, the product should be released. The aforesaid performance test shall be processed together with the SUPPLIER.

Any lot in discrepancy found in the sample inspection per lot may be suspended to release.

ARTICLE 2: Purchased item, Estimated quantity, Unit Price, and Type of the supply product (Amend parts of all contents in ARTICLE 2)

2-1 The PURCHASER's agreed-upon quantity and the SUPPLIER's unit price which must be competitive compared to other companies' products within industry, are as follows:

Product name	Quantity	Unit Price	Amount	Shipping Dates
E- Box Solar Set	50,000	$12,825	$641,250,000	In accordance with

				the SUPPLIER's request

2-1-1 The first supplied agreed quantity and the SUPPLIER's unit price are as follows:

Product name	Quantity	Unit Price	Amount	Shipping Dates
E- Box Solar Set	5,000	$12,825	$64,125,000	Starting within 5 months from receiving irrevocable at sight L/C and revolving L/C

-The above unit price shall include shipping costs, up to the PURCHASER's designated port (CFR or CNF).

- PURCHASER shall pay all of the charges and expenses, for custom clearance, transportation up to the installation place, and other expenses incurred after the arrival of the product at the destination port

- Main Components:

Description	Parts	Specifications
E-BOX	Inverter	3kW, 220V 50Hz
	Battery	3.4kW
	Charger	800W
Solar System	Solar Module	1kW/h(1set)
	Solar Inverter	1kW
	Roof fixed Structure	Subject to change according to the house roof structure.

2-2 Type of the supply product

E-Box shall be supplied as the finished product, and the Solar System (the solar module, inverter, and structure) shall be installed at the local site, by Supplier.. The type of the supply product upon shipment shall be individual product.

2-3 Product supply plan

- The product supply shall be started within 5 months from receiving irrevocable at sight L/C and revolving L/C (Addition)

2-4 Other agreements for the product supply plan

2-4-2. The PURCHASER shall provide the SUPPLIER with information on the quantity for up to one year in advance so that it can be reflected on the production plan and the supply demand plan for the raw materials.

2-4-3. The PURCHASER shall be entitled to designate the inspection representative for the SUPPLIER's production line and the performance test checkups. to the extent it does not impede the SUPPLIER's ability to produce its products. The inspection shall be limited to 0.2% of the products to be shipped. If there are no significant discrepancies in the inspection items mentioned in provision 2-4-5 (Performance inspection items) below, the product should be released. The aforesaid performance test shall be processed together with the SUPPLIER.

ARTICLE 3: Delivery location (Original)

The installation of E-Box Solar Set shall be processed after the Purchaser's inspection at the local site.

ARTICLE 3: Delivery location (Amend parts of all contents in ARTICLE 3)

The installation of E-Box Solar Set shall be processed by the Supplier after the Purchaser's inspection at the local site.

ARTICLE 5: Compensation (Original)

If any damage arises to the Other PARTY due to the liable reason(s) of the PURCHASER or the SUPPLIER, the damaged PARTY shall be entitled to claim compensation for the damage from the damaging PARTY.

ARTICLE 5: Compensation (Amend)

If any damage arises to the Other PARTY due to intentional negligence of the PURCHASER or the SUPPLIER, the damaged PARTY shall be entitled to claim compensation for the damage from the damaging PARTY.

ARTICLE 6: Payment terms (Original)

6-1 Payment terms shall be specified as follows:

- For the first shipment of 5,000 sets, the PURCHASER shall open and send an L/C for the 5,000 sets, according to the payment terms at least 4 (four) months, prior to the shipping date of the first shipment in the partial shipments by the SUPPLIER.; or if the L/C opening is not made prior to the aforesaid 4 (four) months, the PURCHASER shall pay the amount by TT payment method set out in the provision 6-2 below.
- When placing an order to the SUPPLIER within 7 (seven) days (concurrently within 4 (four) months prior to the shipping date) upon the receipt of the irrevocable Invoice, the PURCHASER shall open an AT Sight L/C in the SUPPLIER's favor (The terms of "Partial Shipment Allowed"

shall be specified in it and the detailed conditions such as CFR/CIF shall be decided by each case of product transaction, individually).

For TT payment, the payment shall be processed as follows:(=>comments : after amend , TT payment terms is deleted)

, Description	Terms	Time of payment
TT Payment	Deposit: 50%	50% of the amount set out in the irrevocable Purchase Order shall be paid at the time of issuing the irrevocable Purchase Order.
TT Payment	Middle payment: 20%	20% of the amount set out in the irrevocable Purchase Order shall be paid at the time of the shipment from Korea.
TT Payment	Balance: 30%	30% of the amount set out in the irrevocable Purchase Order shall be paid at the time of issuing the receipt of the product after confirming the product arrived at the destination.

ARTICLE 6: Payment terms (Amend parts of all contents in Article 6)

Payment terms shall be specified as follows:

- For the first shipment of 5,000 sets, the PURCHASER shall open an irrevocable at sight L/C and revolving L/C in favor of the SUPPLIER for the 5,000 sets, within 4 months from the date of PURCHASER's receiving investment funds from the Intergeral group with a CitiBank
- When placing an order to the SUPPLIER within 7 (seven) days (concurrently within 4 months from the date of PURCHASER's receiving investment funds from the Intergeral group) upon the receipt of the irrevocable Invoice, the PURCHASER shall open an irrevocable at sight L/C and revolving L/C in the SUPPLIER's favor with a CitiBank (The terms of "Partial Shipment Allowed" shall be specified in it and the detailed conditions such as CFR/CNF shall be decided by each case of product transaction, individually). The L/C will be released/paid to the SUPPLIER with the bill of lading at a Korean port.

ARTICLE 7: Quality Assurance(Original)

7-1 The SUPPLIER shall provide the quality assurance certificate for the product components and

the quality assurance shall be made as specified and the quality assurance shall be made as specified in provision 7-2.

7-3 Limitation of quality assurance

- Damage to the product due to war, or natural disaster, etc. (자연재해와 천재지변은 동일한 의미이므로 한 번만 표현했습니다.)

ARTICLE 7: Quality Assurance(Amend parts of all contents in ARTICLE 7)

7-1 The SUPPLIER shall provide the quality assurance certificate for the product components and

the quality assurance shall be made as specified and the quality assurance shall be made as specified in provision 7-2.. However, quality assurance shall be in line with the industry standard

in order for the Purchaser to be able to sell to the end user

7-3 Limitation of quality assurance

- Damage to the product due to war, or natural disaster, etc. (자연재해와 천재지변은 동일한 의미이므로 한 번만 표현했습니다.) (comments : Delete above Korean sentence)

ARTICLE 8: Cancellation (Original)

8-1 Either PARTY shall be entitled to cancel

- If any significant problem has occurred to the PURCHASER, to make its business activities impossible, due to the claim for compensation or lawsuit from the third party by reason of the infringement of intellectual properties relating to the supplied product

ARTICLE 8: Cancellation (Amend parts of all contents in ARTICLE 8)

Either PARTY shall be entitled to cancel

- If any significant problem has occurred to the PURCHASER, to make its business activities impossible, due to the claim for compensation or lawsuit from the third party by reason of the infringement of intellectual properties relating to the supplied product. If it has been proven in the court of law that the SUPPLIER has intentionally infringed on third partie's intellectual proerty rights.

ARTICLE 9: The PARTIES' Obligations (Original)

9-2 The PURCHASER shall not transfer its obligation of the payment to the other(s).

ARTICLE 9: The PARTIES' Obligations (Amend parts of all contents in ARTICLE 9)

9-2 The PURCHASER shall not transfer its obligation of the payment to the other obligations and rights specified in this Agreements to this other(s) in any case.

ARTICLE 10: Terms of the Agreement(Original)

10-2 The term of this Agreement shall be up to the completion of the product supply (However, the term of this Agreement may be extended upon mutual discussion by both PARTIES within 3 (three) months prior to the expiration.)

ARTICLE 10: Terms of the Agreement(Amend parts of all contents in ARTICLE 10)

10-2 The term of this Agreement shall be up to the completion of the product supply (However, the term of this Agreement may be extended upon mutual discussion and agreement by both PARTIES within 3 (three) months prior to the expiration.)

ARTICLE 11: Settlement of Conflict(Original)

11-2 If agreement cannot be reached between both PARTIES, the governing court of the coflict adjustment shall be the court having the jurisdiction of the PURCHASER's or the SUPPLIER's address.

ARTICLE 11: Settlement of Conflict(Amend parts of all contents in ARTICLE 11)

11-2 All disputes arising out of or in connection with this Agreement and any Order issued here under including their validity shall be finally settled by arbitration at the Korean Commercial Arbitration Board in accordance with the laws of Korea and/or the rules of the Korean Commercial Arbitration Board

Stephan S. Huh

Stephan S. Huh/Chairman (Addtion Stephan .S.Huh sign)
PDI C&D/RDC,SPRL
CroisementHaut-Congo/Bas-Congo
N1 App.3, Kinshasa-Gombe R.D. Congo

The SUPPLIER: (Original)

Jung- yong Lee/Representative Director
LEO MOTORS, INC.
296-3, Hasangok-dong, Hanam City, Gyeonggi-do, Korea

The SUPPLIER: (Amend)

Jung yong Lee/CEO
LEO MOTORS KOREA, INC.
296-3, Hasangok-dong, Hanam City, Gyeonggi-do, Korea

The PURCHASER: 13 oct 12

Steven Richards/CEO
PDI C&D/RDC,SPRL
CroisementHaut-Congo/Bas-Congo
N1 App.3, Kinshasa-Gombe R.D. Congo

Stephan S. Huh

Stephan S. Huh/Chairman
PDI C&D/RDC,SPRL
CroisementHaut-Congo/Bas-Congo
N1 App.3, Kinshasa-Gombe R.D. Congo

The SUPPLIER:

Jung yong Lee/CEO

LEO MOTORS KOREA, INC.

296-3, Hasangok-dong, Hanam City, Gyeonggi-do, Korea